UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2012

WHITING USA TRUST I

(Exact name of Registrant as specified in its charter)

Delaware	001-34026	26-6053936
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee

Global Corporate Trust

919 Congress Avenue

Austin, Texas 78701

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 852-1422

NOT APPLICABLE

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant issued a press release previously on August 8, 2012 with an incorrect record date for the Registrant’s upcoming distribution. The revised press release furnished herewith revises the record date to August 20, 2012 rather than August 19, 2012.

ITEM 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a revised press release issued on behalf of the Registrant. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Revised Press Release dated August 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Whiting USA Trust I

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ Mike Ulrich
Name:	Mike Ulrich
Title:	Vice President

Date: August 8, 2012

Exhibit Index

Exhibit Number	Description

99.1	Revised Press Release dated August 8, 2012.